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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                        ---------------------------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 20, 2009



                                  Conseco, Inc.
             -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 ---------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



              001-31792                                   75-3108137
       ------------------------                  -----------------------------
       (Commission File Number)                        (I.R.S. Employer
                                                      Identification No.)

    11825 North Pennsylvania Street
          Carmel, Indiana                                    46032
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(Address of Principal Executive Offices)                   (Zip Code)

                                 (317) 817-6100
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 1.01.     Entry into a Material Definitive Agreement.

               On January 20, 2009 the Board of Directors of Conseco, Inc. (the "Company") declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of Common Stock, par value $0.01 per share, of the Company (the "Common Stock"). The dividend is payable on January 30, 2009 (the "Record Date") to the stockholders of record as of the close of business on that date. Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock, par value $0.01 per share (the "Preferred Stock") of the Company at a price of $20.00 per one one-thousandth of a share of Preferred Stock (as the same may be adjusted, the "Purchase Price"). The description and terms of the Rights are set forth in a Section 382 Rights Agreement dated as of January 20, 2009 (as the same may be amended from time to time, the "Rights Agreement"), between the Company and American Stock Transfer & Trust Company, LLC, as Rights Agent (the "Rights Agent").

               The Rights Agreement is intended to help protect the Company's tax net operating loss carryforwards. The Board of Directors may redeem the Rights, as discussed more fully below. The Rights Agreement is intended to act as a deterrent to any person (other than an Exempted Entity (as defined below) or any person who has the status of a 5% Shareholder (as defined below) on the date of the Rights Agreement so long as such person does not increase its ownership above an additional 1% of Common Stock then outstanding) from becoming or obtaining the right to become, a "5-percent shareholder" (as such term is used in Section 382 of the Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury Regulations promulgated thereunder) (a "5% Shareholder"), without the approval of the Board of Directors.

               Until the close of business on the earlier of (i) the tenth business day after the first date of a public announcement that a person (other than an Exempted Entity (as defined below) or Grandfathered Persons (as defined below)) or group of affiliated or associated persons (an "Acquiring Person") has become a 5% Shareholder or (ii) the tenth business day (or such later date as may be determined by action of the Board of Directors prior to such time as any person or group of affiliated persons becomes an Acquiring Person) after the date of commencement of, or the first public announcement of an intention to commence, a tender offer or exchange offer, the consummation of which would result in any Person (other than an Exempted Entity) becoming an Acquiring Person (the earlier of such dates being herein referred to as the "Distribution Date"), the Rights will be evidenced by the shares of Common Stock represented by the certificates for Common Stock or uncertificated book entry shares outstanding as of the Record Date, together with a copy of the summary of rights disseminated in connection with the original dividend of Rights.

               "Exempted Entity" shall mean (1) the Company, (2) any Subsidiary (as defined below) of the Company, (in the case of subclauses (1) and (2) including, without limitation, in its fiduciary capacity), (3) any employee benefit plan of the Company or of any Subsidiary of the Company, (4) any entity or trustee holding Common Stock for or pursuant to the terms of any such plan or for the purpose of funding any such plan or funding other employee benefits for employees of the Company or of any Subsidiary of the Company or (5) any Person (together with its Affiliates and Associates) whose status as a 5% Shareholder will, in the sole judgment of the Board of Directors, not jeopardize or endanger the availability to the Company of its net operating loss carryforwards to be used to offset its taxable income in such year or future years (but in the case of any Person determined by the Board of Directors to be an Exempted Entity pursuant to this subparagraph (5) only for so long as such Person's status as a 5% Shareholder continues not to jeopardize or endanger the availability of such net operating loss carryforwards, as determined by the Board of Directors in its good faith discretion).

               "Grandfathered Person" shall mean any Person who would otherwise qualify as an Acquiring Person as of the date of this Rights Agreement, unless and until such time as such Person after the date of this Rights Agreement acquires beneficial ownership of additional shares of Common Stock representing more than 1% of the shares of Common Stock then outstanding.

               The Rights Agreement provides that, until the Distribution Date (or earlier expiration of the Rights), new Common Stock certificates issued after the Record Date will contain a notation incorporating the Rights Agreement by reference and, with respect to any uncertificated book entry shares issued after the Record Date, proper notice will be provided that incorporates the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the Rights will be transferable only in connection with the transfer of Common Stock. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for shares of Common Stock (or uncertificated book entry shares) outstanding as of the Record Date, even without a notation incorporating the Rights Agreement by reference (or such notice, in the case of uncertificated book entry shares) or a copy of this Summary of Rights, will also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificate or uncertificated book entry shares, as the case may be. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

               The Rights are not exercisable until the Distribution Date and will expire at the earlier of (i) the close of business on January 20, 2012,
(ii) the first anniversary of adoption of the Rights Agreement if shareholder approval of the Rights Agreement has not been received by or on such date, (iii) at the adjournment of the first annual meeting of the stockholders of the Company following the date hereof if stockholder approval of the Rights Agreement has not been received prior to such time, (iv) the repeal of Section 382 or any successor statute if the Board determines that the Rights Agreement is no longer necessary for the preservation of tax benefits or (v) the beginning of a taxable year of the Company to which the Board determines that no tax benefits may be carried forward (the "Final Expiration Date"), subject to (x) the extension of Rights Agreement by the Board of Directors by the amendment of the Rights Agreement or (y) the redemption or exchange of the Rights by the Company, as described below.

               The Purchase Price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) upon the grant to holders of the Preferred Stock of certain rights or warrants to subscribe for or purchase Preferred Stock at a price, or securities convertible into Preferred Stock with a conversion price, less than the then-current market price of the Preferred Stock or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends or dividends payable in Preferred Stock) or of subscription rights or warrants (other than those referred to above).

               The Rights are also subject to adjustment in the event of a stock dividend on the Common Stock payable in shares of Common Stock or subdivisions, consolidations or combinations of the Common Stock occurring, in any such case, prior to the Distribution Date.

               Shares of Preferred Stock purchasable upon exercise of the Rights will not be redeemable. Each share of Preferred Stock will be entitled, when, as and if declared, to a minimum preferential quarterly dividend payment of the greater of (a) $1 per share and (b) an amount equal to 1,000 times the dividend declared per share of Common Stock. In the event of liquidation, dissolution or winding up of the Company, the holders of the Preferred Stock will be entitled to a minimum preferential liquidation payment of $1,000 per share (plus any accrued but unpaid dividends) but will be entitled to an aggregate 1,000 times the payment made per share of Common Stock. Each share of Preferred Stock will have 1,000 votes, voting together with the Common Stock. Finally, in the event of any merger, consolidation or other transaction in which shares of Common Stock are converted or exchanged, each share of Preferred Stock will be entitled to receive 1,000 times the amount received per share of Common Stock. These rights are protected by customary antidilution provisions.

               Because of the nature of the Preferred Stock's dividend, liquidation and voting rights, the value of the one one-thousandth interest in a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

               In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereupon become void), will thereafter have the right to receive upon exercise of a Right and payment of the Purchase Price, that number of shares of Common Stock having a market value of two times the Purchase Price.

               In the event that, after a person or group has become an Acquiring Person, the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold, proper provision will be made so that each holder of a Right (other than Rights beneficially owned by an Acquiring Person which will have become void) will thereafter have the right to receive, upon the exercise thereof at the then-current exercise price of the Right, that number of shares of common stock of the person with whom the Company has engaged in the foregoing transaction (or its parent), which number of shares at the time of such transaction will have a market value of two times the Purchase Price.

               At any time after any person or group becomes an Acquiring Person and prior to the acquisition by such person or group of 50% or more of the outstanding shares of Common Stock or the occurrence of an event described in the prior paragraph, the Board of Directors of the Company may exchange the Rights (other than Rights owned by such person or group which will have become void), in whole or in part, at an exchange ratio of one share of Common Stock, or a fractional share of Preferred Stock (or of a share of a similar class or series of the Company's preferred stock having similar rights, preferences and privileges) of equivalent value, per Right (subject to adjustment).

               With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional shares of Preferred Stock will be issued (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts) and in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Stock on the last trading day prior to the date of exercise.

               At any time prior to the time an Acquiring Person becomes such, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of $0.01 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date of adoption of the Rights Agreement (the "Redemption Price"). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

               For so long as the Rights are then redeemable, the Company may, except with respect to the Redemption Price, amend the Rights Agreement in any manner. After the Rights are no longer redeemable, the Company may, except with respect to the Redemption Price, amend the Rights Agreement in any manner that does not adversely affect the interests of holders of the Rights.

               Until a Right is exercised or exchanged, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

               A copy of the Rights Agreement is filed as Exhibit 4.1 to this Form 8-K, and a copy of the press release relating to the adoption of the Rights Plan is filed as Exhibit 99.1 to this Form 8-K. The foregoing summary description of the Rights Agreement is qualified in its entirety by reference to such exhibits.

Item 3.03.     Material Modification to Rights of Security Holders.

               The information set forth under "Item 1.01. Entry into a Material Definitive Agreement" of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits:

      4.1 Section 382 Rights Agreement, dated as of January 20, 2009, between the Corporation and American Stock Transfer & Trust Company, LLC, as Rights Agent, which includes the Certificate of Designations for the Series A Junior Participating Preferred Stock as Exhibit A, the Form of Right Certificate as Exhibit B and the Summary of Rights to Purchase Preferred Shares as Exhibit C.

      99.1     Press Release dated January 20, 2009.

                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CONSECO, INC.



DATED: January 20, 2009                    By: /s/ John R. Kline
                                              -------------------------
                                           Name:  John R. Kline
                                           Title: Senior Vice President
                                                  and Chief Accounting Officer

                                  EXHIBIT INDEX

Exhibit No.    Description

      4.1 Section 382 Rights Agreement, dated as of January 20, 2009, between the Corporation and American Stock Transfer & Trust Company, LLC, as Rights Agent, which includes the Certificate of Designations for the Series A Junior Participating Preferred Stock as Exhibit A, the Form of Right Certificate as Exhibit B and the Summary of Rights to Purchase Preferred Shares as Exhibit C.

      99.1     Press Release dated January 20, 2009.